Exhibit 99.2

Supplemental Information to October 15, 2004 Earnings Conference Call:

      Consumer Loan Break-out

	30-Sep-04	30-Jun-04	% change	$ change
($ in thousands)
Consumer - Home Equity	$176,008	$147,279	19.51%	$28,729

Consumer - Auto	285,363	275,764	3.48%	9,599

Consumer - Other	73,309	74,257	-1.28%	(948)

	$534,680	$497,300	7.52%	$37,380

      Indirect Auto Origination

	9/30/04 QTD	9/30/04 YTD

New	41%	46%

Used	59%	54%

	100%	100%

      Deposit Break-out

	30-Sep-04	31-Dec-03	% change	$ change
($ in millions)
Branch	$1,448	$1,249	15.93%	$199

Business	511	408	25.25%	103

Municipal	172	126	36.51%	46

	$2,131	$1,783	19.52%	$348